SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement             [  ]  Confidential, for  Use of the
                                                   Commission Only (as permitted
                                                   by Rule 14c-5(d) (2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                 MEDICORE, INC.
 ................................................................................
                (Name of Registrant as Specified In Its Charter)
 ................................................................................
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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                  applies:
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                  computed  pursuant  to  Exchange  Act Rule 0-11 (set forth the
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        was  paid  previously.  Identify  the  previous  filing  by registration statement number, or the Form or Schedule and the date of its filing.

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         4)       Date Filed:
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

                                                                  April 26, 1999

To:        Our Shareholders

From:      Thomas K. Langbein

Subject:   Invitation to the Medicore, Inc. 1999 Annual Meeting of Shareholders

         Management is extending its invitation to you to attend Medicore's Annual Meeting on June 9, 1999. The Annual Meeting is being held at Medicore, Inc.'s executive offices at 2337 West 76th Street, Hialeah, Florida at 10:00 a.m. In addition to the formal items of business, I will review the major developments of 1998 to the present and answer your questions.

         This booklet includes the Notice of Annual Meeting and the Proxy Statement. The Proxy Statement describes the business that we will conduct at the meeting and provides information about Medicore, Inc. and its directors and management.

         I am sure you will notice that this year the Proxy Statement is written in "plain English," which we hope makes its reading and understanding easier for you.

         Your presence at the Annual Meeting would be appreciated. Your vote is important. Whether you plan to attend the Annual Meeting or not, please complete, date, sign and return the enclosed proxy card as soon as possible.

         We look forward to seeing you at the Annual Meeting.


                                                       Thomas K. Langbein
                                                       Chairman, Chief Executive
                                                       Officer and President

                                 MEDICORE, INC.


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


             -------------------------------------------------------

                         Date:      Wednesday, June 9, 1999

                         Time:      10:00 a.m.

                         Place:     Medicore,  Inc.
                                    2337 West 76th Street
                                    Hialeah, Florida 33016

             -------------------------------------------------------


Dear Shareholder:

         At our Annual Meeting, we will ask you to:

                  1. Re-elect one director, Peter D. Fischbein, for a term of three years;

                  2.       Ratify  the  selection  of  Ernst  &  Young   LLP  as
                           independent auditors for 1999; and

                  3. Transact any other business that may properly be presented at the Annual Meeting.

         If you were a shareholder of record at the close of business on April 23, 1999, you are entitled to vote at the Annual Meeting.

         Your copy of the Annual Report on Form 10-K of Medicore, Inc. for 1998 is enclosed.

                                        By order of the Board of Directors

                                        Lawrence E. Jaffe
                                        General Counsel and Corporate Secretary

April 26, 1999

                                TABLE OF CONTENTS

                                                                   Page
                                                                   ----

Information About the Annual Meeting and Voting................     2

Proposals .....................................................     5

Information About Directors and Executive Officers.............     6

Executive Compensation .......................................      8

Board Executive Compensation Report ..........................     15

Performance Graph ............................................     17

Certain Relationships and Related Transactions................     17

Beneficial Ownership of the Company's Securities..............     22

                 INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Q:     WHY DID YOU SEND ME A PROXY?
A: Management of Medicore, Inc. ("Medicore" or the "Company") is asking you to vote at the 1999 Annual Meeting. This Proxy Statement summarizes the information you need to know to vote intelligently.

Q:     MUST I ATTEND THE MEETING?
A: No. You are invited and welcome to attend the Annual Meeting, but instead of attending you may participate and vote by completing, signing and returning the enclosed proxy card.

Q:     WHO IS ENTITLED TO VOTE?
A: Shareholders who owned Medicore common stock at the close of business on April 23, 1999 ("Record Date").

Q:     HOW MANY VOTES DO I HAVE?
A: Each share of common stock is entitled to one vote. The proxy card indicates the number of shares of Medicore common stock that you own. Medicore is sending this Proxy Statement, the attached Notice of Annual Meeting, the enclosed proxy card, and its 1998 Annual Report, which includes our financial statements, on May 4, 1999 to all shareholders entitled to vote.

Q:     WHAT AM I VOTING ON?
A: Re-election of a class 1 director, Peter D. Fischbein, for a three year term; and ratification of Ernst & Young LLP as Medicore's independent auditors.

Q:     HOW DO I VOTE?
A:     You may vote by proxy or in person by attending the Annual Meeting.

Q      HOW DO I VOTE BY PROXY?
A: Complete, sign and date the enclosed proxy card and return it promptly in the prepaid postage envelope provided. Returning the proxy card will not affect your right to attend the Annual Meeting.

Q:     MAY I REVOKE MY PROXY?
A: Yes. You may revoke your proxy at any time before it is voted. There are three ways you may revoke your proxy: 1. by sending in another proxy card with a later date; 2. by notifying Lawrence E. Jaffe, the corporate Secretary to Medicore, before the Annual Meeting; or 3. by voting in person at the Annual Meeting

Q:     HOW DO I VOTE IN PERSON?
A: By attending the Annual Meeting. At that time you will be given a ballot and you may vote your shares. If your shares of Medicore common stock are held in the name of a broker, bank or other nominee, you must bring an account statement or letter from the nominee showing you were the beneficial owner of the shares on April 23, 1999, the Record Date.

Q:     HOW DOES DISCRETIONARY AUTHORITY APPLY?
A: If you properly fill in your proxy card and send it to us in time, your "proxy" (one of the individuals named on your proxy card) will vote your shares as you have directed. If you sign and return your proxy card but do not make any specific choices, your proxy will vote your shares as recommended by the board as follows:
              o     "FOR" the election of Peter D. Fischbein
              o "FOR" the ratification of the selection of independent auditors for 1999
       If any other matter is presented at the Annual Meeting, which is not presently contemplated, your proxy will vote in accordance with his best judgment.

Q:     IS MY VOTE CONFIDENTIAL?
A: Yes. Only the inspectors of election and other employees of the Company assisting in tallying the vote will have access to your vote and comments, unless you tell us to disclose such information.

Q:     WHO COUNTS THE VOTES?
A: The Company appoints two persons to act as inspectors of election, who each take an oath to accept that responsibility and certify the voting to the board.

Q:     WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY CARD?
A: Your shares of Medicore common stock are probably registered in more than one name or account. You should complete, sign, date and return all your proxy cards to make sure all your shares are voted. It would be appreciated if you would contact our transfer agent, Continental Stock Transfer & Trust Company, 2 Broadway, New York, New York 10004
       (Attention: Proxy Department) and tell them to put all your accounts registered in the same name at the same address.

Q:     WHAT DOES A QUORUM MEAN?
A: A quorum means a majority of the outstanding shares. The Annual Meeting may only proceed if a quorum is present at the meeting. A majority of the outstanding shares may be present at the meeting in person or by proxy. At April 23, 1999, the Record Date, there were 5,715,540 shares of Medicore common stock outstanding. A majority (quorum) would be no less than 2,857,771 shares. If you are present or vote by proxy and you abstain, you will be counted toward a quorum, but your abstention will have the legal effect as a vote "against" the proposals. A shareholder list will be available at the offices of the Company in Hialeah, Florida at the meeting and for 10 days prior to the meeting for your review.

Q:     HOW MUCH COMMON STOCK DO OFFICERS AND DIRECTORS OWN?
A:     Approximately 30% of our common stock as of the Record Date.

Q:     WHO ARE THE LARGEST PRINCIPAL SHAREHOLDERS?
A: As of the Record Date, Thomas K. Langbein: 773,014 shares (approximately 13.5%); Seymour Friend: 357,705 shares (approximately 6.3%). Their beneficial interest increases, for Mr. Langbein (approximately 17.1%) and Mr. Friend (approximately 7.5%)if Medicore shares are included which they have the right to acquire under options. However, until such options are exercised, they are not entitled to vote those shares. Messrs. Langbein and Friend are officers and directors of the Company. See "Information About Directors and Executive Officers" and "Beneficial Ownership of the Company's Securities."

Q:     WHO SOLICITS THE PROXIES AND WHAT ARE THE COSTS?
A: The board is soliciting these proxies. In addition to the use of the mails, officers, directors or employees of Medicore, who will receive no additional compensation for doing so, may solicit proxies by telephone or personal interview.

       We will ask banks, brokers and other institutions, nominees and fiduciaries to forward the proxy material to their principals and to obtain authority to execute proxies. We will then reimburse them for their reasonable expenses. Medicore pays all expenses of soliciting the proxies, including printing, envelopes, mailing and similar out-of-pocket expenses.

Q:     HOW COULD I, AS A SHAREHOLDER, NOMINATE A DIRECTOR?
A: You must provide Lawrence E Jaffe, the corporate Secretary of the Company, for the year 2000 Annual Meeting, written notice at least 60 days prior to that Annual Meeting, detailing the nominee and his or her qualifications, for consideration by the board. Other details are contained in the Company's by-laws and will be forwarded to you without charge upon your written request. Your proposed nominee must submit a notarized statement indicating willingness to serve; and provide a five year employment history.

Q:     WHO IS ELIGIBLE TO SUBMIT A PROPOSAL?
A: To be eligible, you must have continuously held at least $2,000 in market value, or 1%, of Medicore's common stock for at least one year by the date you submit the proposal. You must continue to hold these Medicore shares through the date of the meeting.

Q:     HOW DO I DEMONSTRATE TO MEDICORE THAT I AM AN ELIGIBLE SHAREHOLDER?
A: If your shares are registered in your name, you are the record holder and the Company can verify your eligibility on its own.

       If a nominee, fiduciary, bank, broker or other custodian holds your shares of Medicore common stock in its name on your behalf, you may establish your eligibility in two ways:

              1. written verification from such custodian or nominee that you continuously held your Medicore shares for one year at the time you submitted your proposal; you also have to submit to the Company your written statement that you intend to continue to hold your Medicore common stock through the date of the shareholder meeting; or

              2. submit to the Company any required filings of share ownership of Medicore that you filed with the Securities and Exchange Commission, and your written statement that you continuously held the required number of Medicore common stock for the one-year period and your intention to continuously hold your Medicore shares through the date of the Company's meeting.

Q:     HOW MANY PROPOSALS MAY I MAKE?
A:     One proposal for a particular shareholder meeting.

Q:     WHEN ARE THE YEAR 2000 SHAREHOLDER PROPOSALS DUE?
A: Shareholder proposals must be submitted in writing by January 4, 2000 to Lawrence E. Jaffe, corporate Secretary, Medicore, Inc., 777 Terrace Avenue, Hasbrouck Heights, New Jersey 07604. Any proposal should provide the reasons for it, the text of any resolution, and must comply with Rule 14a-8 of Regulation 14A of the proxy rules of the Securities and Exchange Commission.

                                    PROPOSALS

1.     RE-ELECTION OF DIRECTOR

       The Company has a staggered board of directors consisting of classes 1, 2 and 3 directors, each class consisting of two members. However, class 1 presently only has one member, Peter D. Fischbein; each class serves for a three-year term at the end of which that class comes before the shareholders for re-election.

       Nominee for re-election this year is:

              o     Peter D. Fischbein (director since 1984)

       Mr. Fischbein has consented to re-election for a three-year term. For more information about all directors and executive officers, see "Information About Directors and Executive Officers."

       If Mr. Fischbein is unable to serve (not presently anticipated), the proxies will be voted for a substituted nominee as may be designated by the board.

       A majority of the directors, although less than a quorum or by a sole remaining director, has the right to appoint candidates to fill any vacancies on the board. Class 1 has one vacancy. Any such appointee shall serve for the remainder of the term.

       Nominations for directors are considered by the entire board. There is no nominating committee.

       The affirmative vote of a plurality of the shares of common stock represented at the meeting is required to elect Peter D. Fischbein as a director. Abstentions and votes withheld from Mr. Fischbein will have the same effect as a vote against his re-election.

--------------------------------------------------------------------------------
       THE BOARD RECOMMENDS YOU VOTE "FOR" THE ELECTION OF PETER D. FISCHBEIN, NOMINEE FOR CLASS 1 DIRECTOR.
--------------------------------------------------------------------------------

2.     RATIFICATION OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS

       The audit committee and the board believe that the experience and expertise of Ernst & Young LLP ("E & Y") and its knowledge of Medicore and its subsidiaries justifies their re-appointment as its independent auditors for 1999. E & Y has served as the Company's auditors since 1978. Representatives of E & Y have direct access to the audit committee and the board.

       No relationship exists between the Company and E & Y other than the usual relationship between independent public auditor and client.

       A representative of E & Y will attend the Annual Meeting to respond to shareholder questions.

       The affirmative vote of the majority of the shares present (in person or by proxy) and entitled to vote at the Annual Meeting is needed to ratify E & Y as independent auditors for 1999.

--------------------------------------------------------------------------------
       THE BOARD RECOMMENDS THAT YOU VOTE "FOR" RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS FOR 1999.
--------------------------------------------------------------------------------

OTHER MATTERS TO BE PRESENTED TO SHAREHOLDERS

       Management is not currently aware of any other matter to be presented for action at the Annual Meeting other than the election of a class 1 director, Proposal No. 1, and ratifying selection of independent auditors, Proposal No. 2, in the accompanying Notice of Annual Meeting of Shareholders, and management does not presently intend to bring any other matter before the meeting.

               INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS

THE BOARD OF DIRECTORS

       The board of directors oversees the business and affairs of Medicore and monitors the performance of management. In accordance with corporate governance principles, the board does not involve itself in day-to-day operations. The board is kept knowledgeable and informed through discussions with the Chairman, other directors, executives and advisors (counsel, outside auditors, investment bankers and other consultants), by reading reports, contracts and other materials sent to them and by participating in board and committee meetings.

       The board met six times during 1998. All directors participated at all the meetings, either present in person or by telephone conference call.

DIRECTOR STANDING FOR RE-ELECTION

       The class 1 director's term ends in June, 1999. Each of the class 1, 2 and 3 directors consists of two members serving three year terms, except class 1 presently has a vacancy, which has not, but may be, filled by the board.

       PETER D. FISCHBEIN - The singular class 1 director is Peter D. Fischbein. Mr. Fischbein is 59 years of age and has been a director of Medicore since 1984. He is a director of Medicore's 62% owned public subsidiary, Techdyne, Inc. (since 1985), and a former public subsidiary, now affiliated company, Viragen, Inc. (since 1981). Mr. Fischbein is an attorney who from time to time represented the Company, Techdyne, Viragen and Todd & Company, Inc. ("Todd"), a securities brokerage firm registered with the Securities and Exchange Commission and a member of the National Association of Securities
Dealers, Inc. Todd is owned by the Chairman of the Board of Medicore. Mr. Fischbein is a general partner of several limited partnerships engaged in real estate development.

CURRENT DIRECTORS

       THOMAS K. LANGBEIN - Class 3 director; term runs through June, 2001. Mr. Langbein is 53 years of age and has been Chairman of the Board, Chief Executive Officer and President of Medicore since 1980. He is Chairman of the Board and Chief Executive Officer of Techdyne (since 1982, when acquired by the Company), Dialysis Corporation of America ("DCA") (since 1980), another public subsidiary (68% owned) of Medicore. He is also an officer and director of most of Medicore's subsidiaries. He is President, sole shareholder and director of Todd. Mr. Langbein devotes most of his time and efforts to the affairs of the Company, Techdyne and DCA. See "Executive Compensation" and "Certain Relationships and Related Transactions."

       SEYMOUR FRIEND - Class 3 director; term runs through June, 2001. Mr. Friend is 78 years of age and has been a director of Medicore since 1975 and a Vice President since 1981. Mr. Friend is a real estate investor and devotes a portion of his time to the affairs of the Company.

       ANTHONY C. D'AMORE - Class 2 director; term runs through June, 2000. Mr. D'Amore is 68 years of age and is been a director of Medicore (since 1979), and is a director of Techdyne (since 1984). Mr. D'Amore is an insurance consultant.

       ROBERT P. MAGRANN - Class 2 director; term runs through June, 2000. Mr. Magrann is 55 years of age and has been a director of Medicore since 1997. He has been a senior executive and general manager of major national and international food distributors. From 1994 to 1996 he was Senior Vice President at Borden Inc., involving management supervision and responsibility for marketing, sales and public relations. In 1996, Mr. Magrann became affiliated with Tetley USA, Inc., a beverage producer and distributor, with whom he holds the position of Senior Vice President, Sales for its North American Food Group.

EXECUTIVE OFFICERS

   Name                   AGE     Position                    Held Since
   ----                   ---     --------                    ----------

   Thomas K. Langbein     53      Chief Executive                1980
                                  Officer and President
                                  (Chairman of the Board)

   Seymour Friend         78      Vice President (Director)      1981

   Daniel R. Ouzts        52      Vice President (Finance)       1986
                                  and Controller                 1983

OTHER SIGNIFICANT EMPLOYEES

   Barry Pardon           47      President of Techdyne          1991
                                  (Director of Techdyne)         1990

         Daniel R. Ouzts, a certified public accountant, joined the Company in 1980 as Controller of its plasma division. In 1983 he became Controller of the Company and DCA, and in 1986 became Vice-President of Finance of the Company and Techdyne. Mr. Ouzts has served as Controller for Techdyne since 1986. In June, 1996, Mr. Ouzts was appointed Vice President of Finance and Treasurer of DCA. See "Certain Relationships and Related Transactions."

         Barry Pardon joined Techdyne in November, 1980 as national sales manager and initiated the independent manufacturer representatives sales force. Mr. Pardon became Vice President of Marketing of Techdyne in 1981, was appointed Executive Vice President (Marketing) in 1988, and appointed President in 1991. Mr. Pardon is Chairman of the Board of Lytton and is a director of Techdyne (Scotland).

       There are no family relationships among any of the officers or directors of the Company.

BOARD COMMITTEES

       The only committee the Company has is an audit committee consisting of Thomas K. Langbein (employee director), and Peter D. Fischbein and Robert P. Magrann (non-employee directors). The audit committee, which meets informally, usually on a monthly basis, is responsible for recommending to the board of directors the firm of independent accountants to serve the Company, reviewing fees, services and results of the audit by such independent accountants, reviewing the accounting books and records of the Company and reviewing the scope, results and adequacy of the internal audit control procedures of the Company. No member of the audit committee receives a fee for his services.

COMPENSATION OF DIRECTORS

       No standard arrangements for compensating directors for services as directors or for participating on any committee exists. We reimburse directors for travel and related expenses incurred in attending shareholder, board and committee meetings, which expenses are minimal. In lieu of any cash compensa-tion or per meeting fees to directors for acting as such, the Company has pro-vided directors, among others, with options to purchase common stock of the Company at fair market value as of the date of grant. See "Executive Compensa-tion - Options, Warrants or Rights," and "Beneficial Ownership of the Company's Securities" below.

                             EXECUTIVE COMPENSATION

       The Summary Compensation Table below sets forth compensation paid by the Company and its subsidiaries for the last three fiscal years ended December 31, 1998 for services in all capacities for its Chief Executive Officer and each of its principal executive officers whose total annual salary and bonus exceeded $100,000.


                           SUMMARY COMPENSATION TABLE

                             Annual Compensation                     Long Term Compensation
                             -------------------                     ----------------------
                                                                            Awards
                                                                            ------
(a)                      (b)          (c)          (e)                         (g)                                 (i)
                                                  Other
                                                  Annual                    Securities                           All Other
Name and                                          Compen-                   Underlying                         Compensation
Principal Position       Year        Salary($)    sation($)                Options/SARs(#)                         ($)
------------------       ----        ---------   ---------      --------------------------------------        -------------

                                                                Medicore(3)  Techdyne      DCA
CEO
Thomas K. Langbein       1998       258,000(1)   32,300(2)        ---          ---         ---                     ---
                         1997       257,000(1)   34,300(2)        ---        100,000       ---                  74,500(1)(4)
                         1996       262,000(1)   24,800(2)      250,000        ---         ---                  94,200(1)(5)

Barry Pardon(6)          1998       150,800       7,300           ---          ---         ---                     ---
                         1997       144,100       8,000           ---        100,000       ---                     ---
                         1996       160,600(7)    8,800          75,000        ---         ---                  22,500(7)(8)

Bart Pelstring(9)        1998(10)   112,000       3,000(11)       ---          ---         ---                     ---
                         1997        77,300(10)   8,900(10)       ---          ---         ---                  74,500(1)(4)
                         1996         (12)          ---          30,000        ---         ---                  21,700(5)

                                       8

----------

(1) Includes a $25,000 bonus in 1996 for Mr. Langbein. Does not include (i) the Company's June, 1996 forgiveness of indebtedness of a promissory note issued in 1994 for an option exercise for 130,000 shares of the Company's common stock; (ii) DCA's December, 1997 forgiveness of a promissory note issued in December, 1997 for an option exercise for 50,000 shares of DCA common stock (see "Options, Warrants or Rights" below); and (iii) DCA's payment of a $25,000 bonus in 1998.

(2) Includes automobile allowance and related expenses, life and disability insurance premiums.

(3) In April, 1995, the Company granted non-qualified stock options under its 1989 Stock Option Plan to officers, directors, employees and consultants for 809,000 shares of common stock, now 841,000, originally exercisable at $3.00 per share adjusted to $2.38 per share on December 30, 1996, the fair market value on that date. In June, 1997 a new director was elected and was granted options for 35,000 shares of the Company's common stock exercisable at $3.75 per share, adjusted to $2.38 per share on September 10, 1997, the fair market value on that date, equivalent to the exercise price of the other directors. See "Options, Warrants or Rights" below.

(4) The options for 50,000 shares of DCA common stock were exercised effective December 31, 1997 at $1.50 per share. Consideration for these shares was paid in cash for the par value and a promissory note issued for the balance. On December 31, 1997, DCA forgave the indebtedness under the notes, which notes were cancelled. See Note (1) above.

(5) The option for the 130,000 shares of the Company's common stock was exercised in 1992 at $.69 per share. Consideration for these shares was paid in cash for the par value and a three year promissory note issued for the balance with interest at 5.36% per annum. On June 5, 1996, the Company forgave the indebtedness under the notes, which notes were cancelled. See Note (1) above.

(6) President and director of Techdyne, and an officer and/or director of its subsidiaries.

(7) Does not include the Company's June, 1996 forgiveness of indebtedness of a promissory note issued in 1994 for an option exercise for 30,000 shares of the Company's common stock. See "Options, Warrants or Rights" below.

(8) The option for the 30,000 shares of the Company's common stock was exercised in 1992 at $.69 per share. See above Note (5) for the consideration and Note (7).

(9) President and director of DCA, and an officer and director of its subsidiaries.

(10) Mr. Pelstring has no employment agreement with DCA. 1998 compensation includes a $25,000 bonus paid by DCA. Mr. Pelstring's salary does not include (i) the June, 1996 Medicore forgiveness of a promissory note in the amount of $21,700 (including interest) for an option exercise for Medicore common stock by Mr. Pelstring in 1994; and (ii) the December, 1997 DCA forgiveness of a promissory note in the amount of $74,500 for an option exercise for DCA common stock in December, 1997.

(11) Includes payment for $100,000 term life insurance policy and auto allowances for fuel, repairs and maintenance.

       (12) Annual compensation, bonuses and other compensation did not exceed $100,000.

EMPLOYMENT  CONTRACTS  AND  TERMINATION  OF  EMPLOYMENT  AND   CHANGE-IN-CONTROL
ARRANGEMENTS

       Mr. Langbein has an employment agreement with Medicore through August 31, 2003 at an annual salary of $261,504 with yearly increases in increments of no less than $10,000. The agreement provides for Mr. Langbein to serve as the Chairman, Chief Executive Officer and President.

       The Medicore employment agreement also provides

       o      $850 per month automobile allowance
       o employee benefit plans and other fringe benefits and programs available to Medicore employees and executives
       o      reimbursement for business expenses
       o payment of universal and term life insurance owned by Mr. Langbein the aggregate face value of $1,600,000 - beneficiaries designated by Mr. Langbein
       o indemnification of Mr. Langbein against losses, judgments and expenses in any claim against him for acting as an officer and/or director of Medicore and subsidiaries, provided he acted in good faith and in a manner he reasonably believed was in the best interests of Medicore and subsidiaries
       o non-competition for two years from termination within 20 miles of Medicore's primary operations, presently Hialeah, Florida; Medicore has option to request Mr. Langbein's non-competition within the United States at $4,000 per month for each 12 month period, increasing 5% each succeeding 12 month period
       o full compensation for first 90 days of disability with option of Medicore to continue employment of Mr. Langbein with full compensation less disability payments or terminate ("Disability Termination" see below)

       The Medicore employment agreement also contains different termination provisions as follows:

       o upon death, wrongful termination (defined below), Disability Termination or Change in Control (defined below), Mr. Langbein will receive a lump sum payment (as severance allowance (see below) and liquidated damages) in an amount equal to Mr. Langbein's salary, including expenses and benefits, for three years from the date of termination ("Lump Sum Payment")
       o Mr. Langbein has the option to take 400,000 shares of Medicore common stock ("Medicore Shares") instead of the Lump Sum Payment; Mr. Langbein has the right for two years to demand registration of the Medicore Shares and for three years to include the Medicore Shares in any registration statement filed by Medicore; registration of the Medicore Shares to be at the sole cost of Medicore except any of Mr. Langbein's legal fees and commissions for sale of the Medicore Shares
       o full vesting of any warrants, options or similar rights held by Mr. Langbein with choice of Mr. Langbein to keep those options and warrants, otherwise Medicore has to repurchase them at a certain repurchase formula
       o      for Cause by Medicore - no benefits or salary
       o      for  Good  Reason  (defined  below)  by Mr.  Langbein  -  Medicore continues to pay salary, benefits and expenses under the agreement, and all options, warrants and other securities shall be fully vested and exercisable; or provide Mr. Langbein with the Lump Sum Payment or instead, at Mr. Langbein's option, to acquire Medicore Shares

       o upon expiration at August 31, 2003, if Medicore does not renew or enter into new employment agreement, there is a severance allowance which is the Lump Sum Payment or Mr. Langbein's option to take the Medicore Shares.

DEFINITIONS

       o "Cause" for termination includes willful failure to perform duties under the employment agreement, and illegal conduct or gross misconduct which damages the business or reputation of Medicore
       o "Good Reason" to terminate his employment includes assigning Mr. Langbein duties inconsistent with his position with Medicore or any action that results in reducing Mr. Langbein's authority, duty or responsibilities; reduction of salary, expenses or benefits; or other substantial breach of the agreement
       o "Change in Control" generally includes (a) the announcement for and/or acquisition by an individual, entity or group ("Person") of 25% or more of the common stock then outstanding, except by Persons affiliated with Mr. Langbein, or (b) a sale of substantially all of the assets, or a merger or acquisition of Medicore, or (c) certain changes in the board other than through shareholder elections of members nominated by the existing board.

       Barry Pardon, director and President of Techdyne, has a five-year employment agreement with that subsidiary through December 31, 2000, retaining him as President of Techdyne. Mr. Pardon's employment agreement provides for the following:

       o      base annual salary of $120,000
       o over-ride commission of .5% of net sales in excess of $22,000,000 (increasing $1,000,000 each of the next two years); net sales of acquired companies are added to the base $22,000,000
       o      automobile, travel and entertainment expenses
       o termination may occur by (i) expiration of the term; (ii) death of Mr. Pardon; (iii) Mr. Pardon's disability; (iv) conviction of a crime, failure to carry out policies of Techdyne, dishonest practice, conduct prejudicing Techdyne or breach of the employment agreement; severance, which is nine months' salary, only paid upon death or termination without cause
       o non-competition for one year from termination; restrictions on Mr. Pardon calling upon customers or suppliers of Techdyne, diverting customers, services, or products of Techdyne, or disclosing any trade secrets

       Certain executive and accounting personnel and administrative facilities of Medicore and its subsidiaries, including Techdyne and DCA, were common for fiscal 1998. The costs of executive and accounting salaries and other shared corporation overhead for these companies were charged on the basis of direct usage when identifiable with any balance allocated on the basis of time spent. The allocation with Techdyne is accomplished pursuant to a Service Agreement between that subsidiary and Medicore which commenced in October, 1996. Mr. Langbein, as an officer and director, and Mr. Ouzts, as an officer, of the Company, Techdyne and DCA, divide their time and efforts among these companies. See "Certain Relationships and Related Transactions."

OPTIONS, WARRANTS OR RIGHTS

1989 Medicore Stock Option Plan ("1989 Medicore Plan")

       o      expires May 18, 2009
       o grants available to employees, officers, directors, consultants, advisors and similar persons

       o non-qualified; five year term; exercise price fair market value on date of grant
       o may be exercised with cash or Company common stock or both; if exercised with stock, optionee receives additional option for amount of shares used for exercise at exercise price of the then current market price exercisable for remainder of original option
       o      termination of optionee's affiliation with Medicore
              - death, disability or retirement after age 65; exercisable for two years from such event but not beyond expiration date of option
              -     any  other   termination;   right  to  exercise   terminates
                    immediately
       o forced redemption at formulated prices upon change in control of Medicore which includes (i) sale of substantially all assets of Medicore or its merger or consolidation, (ii) majority of board changes other than by election of shareholders pursuant to board solicitation or vacancies filled by board caused by death or resignation, or (iii) a person or group acquires or makes a tender offer for at least 25% of Medicore's common stock; optionee may waive redemption
       o      options are non-transferable
       o      1989 Medicore Plan history to March 15, 1999
              -     1,000,000 shares reserved for issuance
              -       844,000 granted (809,000 in 1995; 35,000 in 1997)
              -     none exercised
              -      78,000 cancelled
              - 766,000 outstanding (including 11 officers and directors of Medicore and its subsidiaries and eight employees)
              - exercisable at $2.38 per share (806,000 options, original exercise price at $3.00 per share, repriced in December, 1996; 35,000 options, original exercise price at $3.75 per share, repriced in September, 1997)

1994 Techdyne Stock Option Plan ("1994 Techdyne Plan")

       o      expires May 24, 1999
       o grants available to officers, directors, consultants, key employees, advisors and similar parties o options, qualified and incentive, may be up to five years, may require vesting, and exercise price established by board or stock option committee
       o options may, at discretion of board, be exercised either with cash, common stock with fair market value equal to cash exercise price, optionee's personal recourse note, or assignment to Techdyne of sufficient proceeds from sale of common stock acquired upon exercise of the option with an authorization to the broker to pay that amount to Techdyne, or any combination of such payments
       o      termination of optionee's affiliation with the company by optionee
              -       death,  disability or retirement after age 65, exercisable for nine months but not beyond option expiration date
              -       termination  for  cause,  right  to  exercise   terminates
                      immediately
              -       any other termination, 30 day exercise
       o      options are non-transferable
       o forced redemption at formulated prices upon change in control of Techdyne which includes (i) sale of substantially all the assets of Techdyne or its merger or consolidation, (ii) majority of board changes other than by election of shareholders pursuant to board solicitations or vacancies filled by board caused by death or resignation, or (iii) a person or group acquires or makes a tender offer for at least 25% of Techdyne's common stock; optionee may waive redemption

       o      1994 Techdyne Plan history to March 15, 1999
              -     250,000 shares reserved for issuance
              -     227,900 granted
              -     166,400 exercised
              -       4,900 cancelled
              - 56,600 outstanding (including 27 employees, one director and two advisors to Techdyne)
              -      exercise price $1.00 per share through May 24, 1999

1995 Techdyne Options

       o      non-qualified
       o      152,500   granted  to  eight   directors   of  Techdyne   and  its
              subsidiaries and counsel
       o      exercisable at $1.75 per share through February 26, 2000

1997 Techdyne Stock Option Plan ("1997 Techdyne Plan")

       o      expires June 22, 2002
       o      substantially   similar  to  1994   Techdyne   Plan  (see  above);
              non-qualified and incentive options available for grant
       o      1997 Techdyne Plan history to March 15, 1999
              -       500,000 reserved for issuance
              - 375,000 granted (including 14 officers, directors and key employees of Techdyne)
              -       none exercised
              -       none cancelled
              -       exercisable at $3.25 per share through June 22, 2002

1995 Dialysis Corporation of America Stock Option Plan ("1995 DCA Plan")

       o      expires November 9, 2000
       o grants available to officers, directors, consultants, key employees, advisors and similar parties
       o options (non-qualified) may be up to five years, may require vesting, exercise price determined by board of directors
       o options may, at discretion of board, be exercised either with cash, common stock with fair market value equal to cash exercise price, optionee's personal recourse note, or assignment to DCA if sufficient proceeds from the sale of common stock acquired upon exercise of the option with an authorization to the broker to pay that amount to DCA, or any combination of such payments
       o      termination of optionee's affiliation with DCA by
              -     death,  disability or retirement  after age 65,  exercisable for nine months but not beyond option expiration date
              -     termination   for  cause,   right  to  exercise   terminates
                    immediately
              -     any other termination, 30 day exercise
       o      options are non-transferable
       o forced redemption at formulated prices upon change in control of DCA which includes (i) sale of substantially all of the assets of DCA or its merger or consolidation; (ii) majority of the board changes other than by election of shareholders pursuant to board solicitations or vacancies filled by board caused by death or resignation; or (iii) a person or group acquires or makes a tender offer for at least 25% of the DCA's common stock

       o      1995 DCA Plan history to March 15, 1999
              -     250,000 shares reserved for issuance
              -     210,000 granted in 1995
              -     168,500 exercised
              -      37,000 cancelled
              -       4,500  outstanding  (six  employees ) exercisable at $1.50 per share  through  November 9, 2000
              -       5,000  granted in 1998 to a new  director  exercisable  at
                    $2.25 per share through June 9, 2003
       o non-affiliates, employees free to immediately sell their common stock upon exercise of options
       o affiliates may sell their shares of common stock upon exercise of options under Rule 144 of the Securities Act

1996 DCA Options

       o      non-qualified
       o options for 5,000 shares of common stock issued each to two medical directors of DCA's dialysis facilities (one a director of
              DCA)
       o      one option exercisable at $4.75 per share through August 18, 1999
       o second option exercisable at $2.25 per share through August 18, 1999 (reduced in June, 1998 from original $4.75 per share exercise price)
       o termination of director affiliation with DCA or with professional association acting as medical director of DCA's dialysis facility
              - death, disability or retirement after age 65, exercisable for six months but not beyond option expiration date of the option
              -     termination   for  cause,   right  to  exercise   terminates
                    immediately
              -     any other  termination,  30 day exercise
       o      only  exercisable with cash

       The exercise price and any repricing of options is 100% of the fair market value of the common stock on the date of grant or repricing.

       No options were granted to any officers or directors of Medicore, Techdyne or DCA in 1998 except for an option for 5,000 shares to a new director of DCA.

       On July 31, 1997, Techdyne acquired Lytton Incorporated ("Lytton"), and a portion of the consideration included 300,000 shares of Techdyne common stock guaranteed by Techdyne at certain levels which included earnings objectives of Lytton. If such guaranteed minimum proceeds from the sale of the Techdyne shares by the seller of Lytton was not satisfied, Techdyne is required to make up the difference in cash or its common stock, or a combination of both, at the discretion of Techdyne. See "Certain Relationships and Related Transactions."


                                 AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                                            AND FY-END OPTION/SAR VALUES

(a)                          (b)                 (c)                        (d)                          (e)
                                                                         Number of
                                                                        Securities                   Value of
                                                                        Underlying                  Unexercised
                                                                        Unexercised                 In-the-Money
                                                                        Options/SARs                Options/SARs
                            Shares                                      at FY-End (#)               at FY-End($)
                          Acquired on           Value                   Exercisable/                Exercisable/
Name                      Exercise(#)         Realized($)               Unexercisable               Unexercisable
----                      -----------         -----------               -------------               -------------
CEO
Thomas K. Langbein
    Medicore Options         -0-                 -0-                    250,000 (exer)               (exer) (1)
    Techdyne Options       40,000              140,000                  140,000 (exer)(2)          27,600 (exer)(3)
    DCA Options              -0-                 -0-                       -0-                        -0-

Barry Pardon(4)
    Medicore Options         -0-                 -0-                     75,000 (exer)               (exer) (1)
    Techdyne Options       40,000              140,000                  140,000 (exer)(2)          27,600 (exer)(3)
    DCA Options              -0-                 -0-                       -0-                        -0-

Bart Pelstring(5)
    Medicore Options         -0-                 -0-                     30,000 (exer)               (exer) (1)
    Techdyne Options         -0-                 -0-                       -0-                        -0-
    DCA Options              -0-                 -0-                       -0-                        -0-

----------

(1) The options were out-of-the-money, the exercise price being $2.38 per share, and the closing price of the common stock on December 31, 1998, as reported by the Nasdaq National Market was $1.25. "In-the-money" options are options for which the exercise price is less than the market price of the underlying common stock on a particular date.

(2) 40,000 options exercisable at $1.75 under the 1995 Techdyne Plan and 100,000 options exercisable at $3.25 pursuant to the 1997 Techdyne Plan.

(3) The value of the in-the-money options, which included only the 40,000 1995 Techdyne Options (the 1997 Techdyne Options were out-of-the-money since the exercise price is higher than the year-end market value), was determined by the difference between the exercise price and the closing price of the common stock as reported by Nasdaq National Market on December 31, 1998, which was $2.44.

(4)    President and director of Techdyne.

(5)    President and director of DCA.

                       BOARD EXECUTIVE COMPENSATION REPORT

       The Company has no executive compensation committee. Compensation of its executive officers is considered by all five members of the board of directors. Our philosophy is to align compensation of management with the long-term interests of shareholders. Executive compensation is structured to motivate management to create sustained shareholder value. The board attempts to accomplish this goal by:

              (i) aligning the interests of management and shareholders through stock ownership; and
              (ii) seeking continued growth and performance of Medicore by attracting, retaining and motivating talented executives and employees through competitive compensation.

WHAT IS THE STRUCTURE OF EXECUTIVE COMPENSATION?

       The elements of executive compensation include:

              o     base pay
              o     long-term incentives
              o special awards in recognition of extraordinary efforts and achievements

HOW IS BASE PAY DETERMINED?

       Base pay is determined by individual performance and position with and responsibilities to the Company. We also try to be competitive with salaries to insure the Company is able to maintain its quality executives. Base salaries for management are below major competitors, which are much larger than the Company, but are within the range of similarly positioned electronic, electro-mechanical manufacturers and outpatient dialysis service providers.

BASE SALARY FOR CHAIRMAN OF THE BOARD, CHIEF EXECUTIVE OFFICER AND PRESIDENT

       Thomas K. Langbein is most responsible for the Company's performance. He has been the motivating force behind the Company's strengthened sales growth, expense control, profit margins, structuring and implementing efficiency programs, asset management, inventory control, and strategic business planning. In evaluating the performance and setting Mr. Langbein's compensation, the board took into account his successful efforts in directing the Company's operations, seeking new sources of capital for the Company and its subsidiaries' operations, aggressively pursuing new areas of growth in the electronics, electro-mechanical and dialysis industries, and motivating key executive management toward greater overall efficiencies in labor, cost control, increased sales and new business. Mr. Langbein does not participate in decisions affecting his compensation.

WHAT ARE LONG-TERM INCENTIVES?

       Long-term incentive awards for executives usually take the form of granting stock options under the Company's or its subsidiaries' option plans or granting restricted stock awards, meaning shares which cannot be publicly sold for a certain period of time, usually from one to two years. We believe the granting of stock options or restricted shares helps align the interests of the Company's executives with its shareholders. This is premised on the basic principle that the executives will receive value only if the market value of the Company's common stock increases over time. Market price will only increase if management strives to improve the Company's operations, sales and profitability. To increase the importance of creating shareholder value over the shorter term, we normally limit the time of stock options to five years.

SPECIAL AWARDS

       Special awards may be granted from time to time in recognition of extraordinary efforts and achievements. Such may arise based upon an executive's extraordinary efforts in accomplishing expansion, acquisitions, realizing sub-stantial marketing results, increasing market share and similar events. These situations and extent of awards are evaluated on a case by case basis.


                       SUBMITTED BY THE BOARD OF DIRECTORS

                   Thomas K. Langbein          Seymour Friend
                   Anthony C. D'Amore          Peter D. Fischbein
                                Robert P. Magrann



                                PERFORMANCE GRAPH

         The following graph shows a five-year comparison of cumulative total shareholder returns for the Company, the Nasdaq Market Index and the Electronics Industry Index from December 31, 1993 through December 31, 1998. The cumulative total shareholder returns on the Company's common stock was measured by dividing the difference between the Company's share price at the end and the beginning of the measurement period by the share price at the beginning of the measurement period. The total shareholder return assumes $100 invested at the beginning of the period in the Company's common stock, in the Nasdaq Market Index and the Electronics Industry Index. The Company did not pay dividends on its common stock during the measurement period and the calculations of cumulative total shareholders return on the common stock did not include dividends.


        COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURNS AMONG MEDICORE,
               NASDAQ MARKET INDEX AND ELECTRONICS INDUSTRY INDEX

Measurement Period                                                 Electronic
-----------------------  Medicore, Inc.      Nasdaq Index      Industry Index
(Fiscal Year Covered)    --------------      ------------      --------------
Measurement Pt-12/31/93       $ 100.00           $ 100.00           $ 100.00

FYE 12/31/94                    278.53             104.99             120.65
FYE 12/31/95                    542.86             136.18             186.40
FYE 12/31/96                    285.71             169.23             282.58
FYE 12/31/97                    257.14             207.00             300.68
FYE 12/31/98                    142.86             291.96             440.11


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

       Certain of the officers and directors of the Company are officers and/or directors of Techdyne and DCA, including Thomas K. Langbein, who holds the position of Chairman of the Board of Directors,

President and Chief Executive Officer of the Company, Chairman of the Board of Directors and Chief Executive Officer of Techdyne and DCA, as well as officer and/or director of these companies' subsidiaries. Mr. Langbein is also the Pres-ident, sole shareholder and director of Todd, a securities broker-dealer. Daniel
R. Ouzts is Vice President of Finance, Controller and Treasurer of the Company and DCA and is Vice President of finance and Controller of Techdyne. Peter D. Fischbein and Anthony C. D'Amore are each a director of the Company and Techdyne. Lawrence E. Jaffe is Secretary and corporate counsel to the Company, DCA and Techdyne, and receives a substantial portion of his fees from these com-panies. Approximately 1% of the Company's common stock and DCA's securities, and options for less than 1% of Techdyne's common stock are in the name of and held in trust for Mr. Jaffe's wife.

       In addition, certain of the accounting personnel and administrative facilities of the Company and its subsidiaries, including Techdyne and DCA, are common. The costs of executive and accounting salaries and other shared corporate overhead for these companies are charged first on the basis of direct usage when identifiable, with the remainder allocated on the basis of time spent, either through a corporate overhead allocation or in the case of Techdyne, through a Service Agreement. Since the shared expenses are allocated on a cost basis, there is no intercompany profit involved. Utilization of personnel and administrative facilities in this manner enables the Company to share the cost of qualified individuals with its subsidiaries rather than duplicating the cost for various entities. It is the opinion of management that these services are on terms as favorable as obtainable from unaffiliated parties.

       The amount of expenses charged by the Company to Techdyne and DCA for each of the three years ended December 31, 1998 were approximately $408,000 and $240,000, respectively. These were included in the intercompany advance accounts with Techdyne and DCA. There was an intercompany indebtedness due from the Company to DCA of approximately $121,000 at December 31, 1998.

       Management of DCA is exploring accounting and bookkeeping programs that would provide DCA with its own independent functions in these areas, and reduce its dependence on the Company's personnel and facilities. The system is anticipated to cost in the range from $10,000 to $20,000, and is anticipated to be ready no later than mid-1999.

       In 1990 Medicore acquired land, two buildings and a parking lot in Hialeah, Florida from Techdyne. Medicore is leasing to Techdyne the two buildings and the parking lot under a five year net lease expiring March 31, 2000 at $94,000 per year plus applicable taxes. Management is of the opinion that the rentals are on terms as favorable as obtainable from unaffiliated parties.

       Medicore has been advancing funds at no interest to finance Techdyne's business since its acquisition of Techdyne in November, 1982. After several repayments to Medicore over the years Techdyne issued to Medicore an unsecured demand promissory note convertible into Techdyne common stock at a rate of $1.75 per share, which at December 31, 1998 had an outstanding balance of $2,426,510, which includes accrued interest of $134,133. The annual interest rate on the note is 5.7%. Medicore converted $350,000 of Techdyne's promissory note into 200,000 shares of Techdyne's common stock in 1996, and $875,000 of the note into 500,000 shares of Techdyne's common stock in 1997, resulting in Medicore's ownership interest in Techdyne of 3,227,797 shares of common stock (61.5% of the outstanding shares, or approximately 70% including the beneficial ownership of the convertible note). Medicore does not intend to require repayment of its advances prior to January 1, 2000.

       Techdyne has a credit facility and three commercial loans with NationsBank in Florida. The $1,600,000 line of credit is secured by all of Techdyne's assets, with interest at the bank's prime rate, 7.75% as of December 31, 1998. This line of credit has a maturity date of May 1, 2000 and had an outstanding balance of $1,600,000 at December 31, 1998 and $1,000,000 at December 31, 1997. Two of the commercial loans were obtained in 1996. One loan is for $712,500 for five years expiring on February 7, 2001 at an annual rate of interest equal to 8.28% with monthly payments of principal and interest of $6,925 based on a 15-year amorti-zation schedule with the unpaid principal and accrued interest due on the ex-piration date. This loan had an outstanding balance of $636,000 at December 31, 1998 and $663,000 at December 31, 1997. This term loan has a prepayment penalty and is secured by a mortgage on properties in Hialeah, Florida owned by the Com-pany, two of which properties are leased to Techdyne and one parcel used as a parking lot. Under this term loan Techdyne is obligated to adhere to a variety of affirmative and negative covenants similar to those of the 1997 five year term loan of $1,500,000 with NationsBank. See below. The mortgage issued by the Company to secure the $712,500 term loan provides the bank with reappraisal rights so that should the principal amount outstanding under the Note exceed 75% of the reappraised value of the mortgaged property, such excess has to be repaid by the Company and/or Techdyne. The Company, as lessor to Techdyne of these mortgaged properties, has assigned the leases, rents and profits to the bank as further security for this $712,500 term loan, provided the Company may continue to collect the rents until an event of default, if any. The Company, as lessor of the properties mortgaged, has subordinated its interests in the leases to the mortgage held by NationsBank to secure this term loan. See the accompanying 1998 Annual Report, Item 2, "Properties."

       The second commercial term loan obtained in 1996 is for the principal amount of $200,000 for a period of five years bearing interest at a per annum rate of 1.25% over NationsBank's prime rate and requiring monthly principal payments with accrued interest of $3,333 through expiration on February 7, 2001. This loan had an outstanding balance of $87,000 at December 31, 1998 and $127,000 at December 31, 1997. This $200,000 term loan carries no prepayment penalty and is secured by all of Techdyne's tangible personal property, goods and equipment, and all cash or non-cash proceeds of such collateral.

       Techdyne also obtained a five year term loan of $1,500,000 due December 29, 2002 at an annual interest rate of 8.60%. The interest was fixed based upon a variable rate note (LIBOR plus 2.25% floating rate) and an interest rate swap agreement entered into with the bank. The swap agreement in effect reduces the interest rate risk by allowing Techdyne to lock-in a fixed rate by converting the foregoing variable rate obligation. The term loan is payable in equal principal payments of $25,000 plus interest. Early termination of the swap agreement, either through prepayment or default on the term loan, may result in a cost or a benefit to Techdyne. The market risk from such early termination that arises from the movement in interest rates may cause a liability to Techdyne if interest rates are down, and a benefit to Techdyne if interest rates are up, with Techdyne recognizing a loss or gain resulting from the difference between its fixed interest rate and the market value of interest rates at the time of early termination. Under the term loan, Techdyne is obligated to adhere to a variety of affirmative and negative covenants, including but not limited to a debt service ratio of 1:25 to 1:00, a current ratio of 1:5 to 1:00, a capital funds ratio of total debt to capital funds of no more than 1:7 to 1:00, maintenance of capital funds equal to or in excess of $3,500,000, and Techdyne may not sell any of its assets or properties, except inventory in the ordinary course of business, within any calendar year for which the aggregate book value exceeds $500,000. The term loan also provides for restrictions on transactions with related persons, precludes changes in ownership in Techdyne which would reduce the ownership by Medicore, to less than 51%, and restricts Techdyne from engaging in any new unrelated business which might adversely affect the repayment of the term loan.

       The revolving and term financing facilities are secured by a first security interest on corporate assets. The Company has also subordinated $2,291,665 in principal indebtedness due to it from Techdyne to these financing facilities, provided Techdyne may make payments to Medicore on the subordinated debt from additional equity that is injected into Techdyne or from reduced earnings, provided Techdyne is in compliance with all the financial covenants of the loan agreements.

       There are cross defaults between the revolving and term loans exclusive of the $200,000 term loan.

       The Company has unconditionally guaranteed the payment and performance by Techdyne of the $1,600,000 revolving line of credit and the three commercial term loans. See the accompanying 1998 Annual Report, Note 3 to "Notes to Consolidated Financial Statements."

       Techdyne  guaranteed  a  line of credit for  Techdyne (Scotland) from The
Royal Bank of Scotland Plc which credit line had a U.S. equivalency of approximately $330,000 at December 31, 1997, which was not renewed. No amounts were outstanding under this line of credit during 1998 and no amounts were outstanding as of December 31, 1997.

       On July 31, 1997, Techdyne acquired Lytton Incorporated, which is engaged in the manufacture and assembly of printed circuit boards and other electronic products for commercial customers. This acquisition required $2,500,000 cash at closing, funded by the modified revolving line of credit as well as 300,000 shares of Techdyne's common stock which had a fair value of approximately $1,031,000 based on the closing price on the date of acquisition for which Techdyne has guaranteed $2,400,000 minimum proceeds to Patricia Crossley, the seller of Lytton, payable at the option of Techdyne in cash or additional Techdyne common stock. Patricia Crossley is the wife of Lytton Crossley, the former President and now Assistant to the President of Lytton and a nominee for director of Techdyne. The guarantee was modified in 1998 providing Patricia Crossley the right to sell enough of her Techdyne common stock to yield her $1,300,000, and Techdyne would issue to her additional shares in an amount to assure her Techdyne ownership was 150,000 shares of common stock. In July, 1998, Techdyne advanced Patricia Crossley approximately $1,278,000 ("Advance") toward her sale of shares sufficient to provide her with $1,300,000. Proceeds from Mrs. Crossley's sale of her Techdyne common stock up to 195,000 shares would repay the Advance. To the extent the proceeds of such sales were insufficient to pay the Advance, any such balance of the Advance would be forgiven. Techdyne also guaranteed Patricia Crossley aggregate proceeds of $1,100,000 from the sale of the remaining Techdyne common stock she owns if sold on or prior to July 31, 1999.

       The Stock Purchase Agreement also provided for incentive consideration based on specific sales levels of Lytton for each of three successive specified years, which includes payment to Patricia Crossley of 4% of Lytton's sales of $14,000,000 up to $20,000,000, and 5% of Lytton's sales over $20,000,000.
Pursuant to this incentive consideration, $154,000 was paid to Mrs. Crossley during 1998. Lytton Crossley had a one year employment agreement with Lytton through July 30, 1998 at an annual salary of $135,000, plus participation in medical and life insurance programs and profit and other employee benefit plans, and reasonable business costs and expenses. Mr. Crossley's current employment agreement retains him as Assistant to the President, requiring 40 hours per month at an annual salary of $30,000, with a one year automatic renewal and a 30 day termination provision without cause by either party.

       Mr. Crossley had borrowed an aggregate of approximately $155,000 from Lytton, which was repaid at the closing date of the Lytton acquisition on July 31, 1997. The repayment was made through use of a portion of the cash consideration paid to Patricia Crossley for the sale of Lytton to Techdyne.

       Lytton has a deferred compensation arrangement with its President, Lytton Crossley, dated August 1, 1997 in the amount of $200,140. The agreement calls for monthly payments of $8,339 provided that Lytton's cash flow is adequate to cover these payments and the interest to be calculated on any unpaid balance as of August 1, 1999. During the period ended December 31, 1998 a total of $59,000 was paid under this agreement. The balance outstanding under this agreement amounted to approximately $108,000 at December 31, 1998 and $167,000 at December 31, 1997.

       On September 16, 1996, Lytton sold its offices and operating facility to Stanley Avenue Properties, Ltd., a limited liability company whose membership includes Lytton's President, Mr. Crossley and his wife. Stanley Avenue Properties, Ltd. acquired the facilities in exchange for a note receivable to Lytton for $147,000 and the assumption of two mortgage notes payable for a total sales price of $1,200,152. Lytton recognized a gain on the sale of the property and equipment in the amount of approximately $14,400, which was reflected in the revenues section of Lytton's financial results. The note receivable from Stanley Avenue Properties, Ltd. of approximately $139,000 was also repaid on July 31, 1997 upon Techdyne's acquisition of Lytton.

       Stanley Avenue Properties, Ltd. leases the property to Lytton under a five year lease with monthly lease payments of approximately $17,900 for the first year, adjusted in subsequent years for the change in the consumer price index, and contains two renewal options each for five years at the then fair market resale value. Techdyne is guarantor of this lease.

       In 1995, Lytton entered into loan agreements with The Provident Bank in Ohio for revolving ($1,500,000), term ($1,000,000), equipment (up to $900,000)
and mortgage loans ($900,000), secured by a mortgage on the real property leased to Lytton and owned by Stanley Avenue Properties, Ltd., and by other collateral, and guaranteed by Lytton Crossley. The mortgage loan was assigned to and assumed by Stanley Avenue Properties, Ltd. and the mortgage was amended to delete the other loans from indebtednesses secured by the mortgage. The revolving line was renewed through June 30, 1999 and has monthly interest payments at prime plus
 .5%, with an interest rate of 8.25% at December 31, 1998. This line had an outstanding balance of $962,000 as of December 31, 1998 and $549,000 as of December 31, 1997. The $1,000,000 installment loan matures August 1, 2002 at an annual rate of 9% until July, 1999, with monthly payments of $16,667 plus interest, at which time Lytton will have an option of a variable or fixed interest rate. The balance outstanding on this loan was $733,000 as of December 31, 1998 and $933,000 as of December 31, 1997. Lytton also has a $500,000 equipment loan with the same bank payable through August 1, 2003 with interest at prime plus 1%. There was no outstanding balance on this loan as of December 31, 1998 or December 31, 1997. All of these bank loans are secured by the bus-iness assets of Lytton. See accompanying 1998 Annual Report, Note 3 to "Notes to Consolidated Financial Statements."

       Lytton conducts a portion of its operations with equipment acquired under equipment financing obligations which extend through July 1999 with interest rates ranging from 8.55% to 10.09%. The remaining principal balance under these financing obligations amounted to $112,000 at December 31, 1998 and $390,000 at December 31, 1997. Lytton has an equipment loan at an annual interest rate of 5.5% maturing in April 2002 with monthly payments of principal and interest of $4,298. This loan had an outstanding balance of approximately $157,000 at December 31, 1998 and $198,000 at December 31, 1997 and is secured by equipment of Lytton.

       Techdyne manufactured lancets for Medicore which sales amounted to $172,000 and $214,000 for the two year period ended December 31, 1998, respectively. Medicore's Medical Products Division has recently taken over the lancet production.

       Lance International, with which company Edward Diamond, a nominee for director of Techdyne, is affiliated as President and one of the owners, does subcontract manufacturing for Techdyne. For the two years ended December 31, 1998 and 1997, Lance International revenues from manufacturing for Techdyne amounted to approximately $2,245,000 (30%) and $2,837,000 (31%), respectively. The Lance International manufacturing for Techdyne represented approximately 6% and 10% of the Company's assembly and subcontract manufacturing orders for the two years ended December 31, 1998 and 1997, respectively.

       Anthony C. D'Amore, a director of the Company and Techdyne, acts as an insurance consultant and receives nominal commissions from the property, casualty, and general liability insurance coverage for the Techdyne, Medicore and DCA. The Company, Techdyne and DCA obtain group health insurance coverage and several executive and key employee life insurance policies through George Langbein, brother of Thomas K. Langbein. This insurance includes $100,000 term life insurance each covering and owned by Barry Pardon, President and director of Techdyne, Joseph Verga, Senior Vice President, Treasurer and director of Techdyne (each purchased and paid for by Techdyne), Daniel R. Ouzts, Vice President of Finance and Controller of the Company and Techdyne, and Bonnie Kaplan, a key employee of the Company (both purchased and paid for by the Company). Medicore also pays for $1,600,000 of life insurance owned by Thomas K. Langbein. See "Executive Compensation." Premiums on these insurance coverages totaled approximately $589,000 during 1998 of which $348,000 was for Techdyne. Management is of the opinion that the cost and coverage of the insurance are as favorable as can be obtained from unaffiliated parties.

       Dialysis Services of Pennsylvania, Inc. - Lemoyne, a wholly-owned subsidiary of DCA, is leasing its dialysis center from DCA under a five year net lease expiring December 22, 2003 at $43,088 per annum, plus applicable taxes, separately metered utilities, insurance and additional rent of $5,386 per year covering common area maintenance expenses, with two renewals of five years each at escalating base rent for each renewal period. Management is of the opinion that the rental is on terms as favorable as can be obtained from unaffiliated parties.

       The Company established Viragen, Inc. in 1980 as a research and development bio-medical company, primarily for production and use of human leukocyte interferon. In 1986, the Company spun-off Viragen and entered into certain agreements with its former subsidiary, the singular existing agreement being a royalty agreement expiring in November, 2001, pursuant to which Viragen is to pay a schedule of royalty payments with respect to Viragen's interferon and related product sales with a maximum cap of $2,400,000. As of December 31, 1998, Viragen has paid approximately $64,000 of royalties to the Company. Certain of Viragen's indebtedness to the Company was paid with Viragen common stock, with the Company at December 31, 1998 owning approximately 259,000 shares of Viragen. Although the Company had been selling a portion of its Viragen shares over the previous few years, there were no such sales in 1998. The Company leases 2,800 square feet of office space from Viragen for $22,000 per annum under a five year renewed lease through December 31, 2002.

       The only remaining common director of the Company and Viragen is Peter D. Fischbein, also a director of Techdyne. Mr. Fischbein is an attorney who had acted from time to time as counsel to the Company, Techdyne, Todd and Viragen. Mr. Fischbein is the only nominee for director re-election. See "Proposals" and "Information About Directors and Executive Officers."

                BENEFICIAL OWNERSHIP OF THE COMPANY'S SECURITIES

       The following table sets forth as of April 23, 1999, the names and beneficial ownership of the equity securities of the Company and its subsidiaries for directors, individually itemized, and for directors and officers as a group, without naming them, and for each of the named executive officers disclosed in the Summary Compensation Table (see "Executive Compensation"), and for shareholders known to the Company to beneficially own more than 5% of its voting securities.

                              Medicore                      Techdyne                      DCA
                              Common                        Common                        Common
Name                          Stock(1)         %(2)         Stock(3)         %(4)         Stock(5)         %(6)
----                          --------         ----         --------         ----         --------         ----
Medicore, Inc.                      ---          ---        4,614,374        69.5%        2,410,622       68.0%

Thomas K. Langbein            1,023,014        17.1%          180,000(3)      3.3%           50,000(5)     1.4%

Seymour Friend                  432,705         7.5%           31,333          *              3,000         *

Peter D. Fischbein(7)           176,229         3.0%           55,000         1.0%              ---        ---

Anthony C. D'Amore              273,890         4.7%           44,000          *              3,000         *

Robert P. Magrann                44,000          *                ---         ---             2,000         *

Barry Pardon(8)                 136,950         2.4%          187,533         3.5%              ---        ---

Bart Pelstring(9)                85,000         1.5%            1,250          *             50,000        1.4%

All directors and             2,020,888        32.3%          335,333         6.1%           65,500        1.8%
executive officers
as a group (6 persons)
---------------
*      less than 1%.

(1) Includes the following shares that may be acquired upon exercise of options as of April 23, 1999 or within 60 days after that date:

           Shares obtainable upon exercise of options under the 1989 Stock Option Plan: Messrs. Langbein 250,000; Friend 75,000; Fischbein 75,000; D'Amore 75,000; Magrann 35,000; Pardon 75,000 and Pelstring 30,000.

           Includes: Fischbein 100,000 shares held in trust for his son, Mr. Fischbein's wife is trustee (to which shares Mr. Fischbein disclaims beneficial interest); Pardon 8,400 shares owned by his wife.

           Does not include: Messrs. Langbein 15,700 shares held by his two children of majority age, and 400,000 shares in his employment agreement issuable under certain conditions (see "Executive Compensation"); Fischbein 196,382 shares owned by his wife (financially independent and to which shares Mr. Fischbein disclaims beneficial interest).

(2) Based on 5,715,540 shares outstanding exclusive of (i) 841,000 shares of common stock underlying options granted in 1995 and 1998 under the Company's 1989 Stock Option Plan; (ii) 5,000 shares of common stock underlying options granted in 1998 to a former investor relations firm;
       (iii) 400,000 shares of common stock available for issuance under certain conditions of Thomas K. Langbein's employment agreement (see "Executive Compensation"); and (iv) 98,000 shares of common stock reserved for issuance under a key employee stock plan.

(3) The Company owns 3,227,797 shares (61.5%) of the common stock of Techdyne (upon conversion of its demand convertible promissory note, its Techdyne ownership will be 4,614,374 shares or approximately 69.5%). Officers and directors of the Company, including those directors of the Company and Techdyne who may be officers and/or directors and shareholders of each company, disclaim any indirect bene-ficial ownership of Techdyne common shares through the Company's 61.5% ownership of Techdyne. Thomas K. Langbein, by virtue of his position with the Company and Techdyne and stock ownership of the Company, which may deem Mr. Langbein to have beneficial ownership of such shares through shared voting and investment power with respect to the Company's owner-ship of Techdyne, disclaims such entire beneficial ownership. See below and Note (5).

       Includes the following shares that may be acquired upon exercise of Techdyne's 1994, 1995 and 1997 stock options or Warrants (see Note (4)) as of April 23, 1999 or within 60 days of that date: Messrs. Langbein 140,000 (40,000 1995 options and 100,000 1997 options); Friend 15,000
       (10,000 1994 options and 5,000 1997  options);  Fischbein  55,000 (20,000 each of 1994 and 1995 options, and 15,000 1997 options); D'Amore 29,000 (4,000 Warrants held in his retirement plan, 10,000 1995 options and 15,000 1997 options); and Pardon 141,000 (1,000 Warrants, 40,000 1995 options and 100,000 1997 options).

           Includes: D'Amore 15,000 shares held in retirement plan; Pardon 2,333 shares held in the name of his wife.

           If Thomas K. Langbein included the Company's ownership of Techdyne, then his beneficial ownership would be 3,407,797 (63.2%) or 4,794,374 (70.8%) assuming the Company's conversion of its Techdyne promissory note. Mr. Langbein disclaims such beneficial ownership.

(4) Based on 5,250,167 Techdyne Shares outstanding exclusive of (i) 1,386,577 shares obtainable under the Company's convertible note; (ii) outstanding options granted in 1994, 1995 and 1997 for an aggregate of 584,100 shares of Techdyne common stock; (iii) common stock issuable under 959,152 public Warrants exercisable at $4.00 per share through May 17, 1999, (iv) the underwriter's option for 200,000 shares of common stock exercisable through September 12, 2000; (v) common stock issuable under an option to a former investor relations firm for 6,250 shares exercisable through May 14, 2001; and (vi) any additional shares that may have to be issued pursuant to Techdyne's guarantee to the seller of Lytton. See "Certain Relationships and Related Transactions."

(5) The Company owns 2,410,622 shares (68%) of the common stock of DCA. Officers and directors of the Company, including those officers and directors of the Company and DCA who may be officers and/or directors and shareholders of each company, disclaim any indirect beneficial ownership of DCA common stock through the Company's 68% ownership of DCA. Thomas K. Langbein, by virtue of his position with the Company and DCA and his stock ownership of the Company, which may deem Mr. Langbein to have beneficial ownership of such shares through shared voting and investment power with respect to the Company's ownership of DCA, disclaims such entire beneficial ownership.

       Includes the following shares that may be acquired upon exercise of options or Warrants (see Note (6)) as of April 23, 1999 or within 60 days after that date:

           Messrs. Friend 2,000 Warrants; D'Amore 2,000 Warrants; and Magrann 2,000 Warrants.

           If Thomas K. Langbein included the Company's ownership of DCA, then his beneficial ownership would be 2,460,622 (69.4%). Mr. Langbein disclaims such beneficial ownership.

(6) Based on 3,546,344 DCA shares outstanding exclusive of (i) common stock exercisable under 2,300,000 public Warrants exercisable at $4.50 per share through October 16, 1999; (ii) the underwriter's option for 300,000 shares of common stock exercisable through April 16, 2001; and
      (iii) outstanding options for 19,500 shares of DCA common stock.

(7)    Class 1 director; see "Proposals."

(8) President and director of Techdyne; not an executive officer or director of the Company, but deemed a significant person based on Techdyne's financial importance relating to the Company.

(9) President and director of DCA; not an executive officer or director of the Company.

DID DIRECTORS, EXECUTIVE OFFICERS AND 10% SHAREHOLDERS COMPLY WITH SECTION 16(A) OWNERSHIP REPORTING IN 1998?

       Section 16(a) of the Securities Exchange Act of 1934 requires our directors, executive officers and 10% shareholders to file reports with the Securities and Exchange Commission, the Nasdaq Stock Market and the Company, indicating their ownership of common stock of the Company and any changes in their beneficial ownership of their common stock ownership interests. The rules of the Securities and Exchange Commission require that the Company disclose failed or late filings of reports of Company stock ownership by its directors and executive officers. To the best of the Company's knowledge, all beneficial ownership reports by these reporting persons were filed on a timely basis.

       UPON WRITTEN REQUEST BY ANY SHAREHOLDER TO THE SECRETARY OF THE COMPANY, LAWRENCE E. JAFFE, 777 TERRACE AVENUE, HASBROUCK HEIGHTS, NEW JERSEY 07604, A COPY OF THE FINANCIAL SCHEDULES OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 1998 (COPIES OF WHICH ANNUAL REPORT ARE INCLUDED WITH THIS NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT) WILL BE PROVIDED WITHOUT CHARGE.

                                APPENDIX A

                                  PROXY
                              MEDICORE, INC.

The Board of Directors Solicits This Proxy

         The undersigned appoints Thomas K. Langbein or Lawrence E. Jaffe, with power of substitution in each, proxies to vote all the shares of MEDICORE, INC. which the undersigned may be entitled to vote as a stockholder of record on April 23, 1999 at the Annual Meeting of Shareholders to be held Wednesday, June 9, 1999, or any adjournment thereof.

         When properly executed and returned in a timely manner, this proxy will be voted at the Annual Meeting and any adjournment thereof in the manner directed herein. If you do not specify otherwise for each proposal, the proxy will be voted as recommended by the Board of Directors. The Board of Directors recommends a vote FOR Proposals 1 and 2.

1.       Election of Directors:
         Nominee: PETER D. FISCHBEIN for Class 1 director.

         [ ]  FOR director nominee listed;  [ ]  WITHHOLD  AUTHORITY to vote for director nominee listed.

2. Ratify the selection of Ernst & Young LLP as independent auditors for 1999.

         [ ]  FOR          [ ]  AGAINST          [ ]  ABSTAIN

3. In their discretion such other business as may properly come before the meeting.


(Back side of the card)


IMPORTANT: PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED.

Signatures(s) should be exactly as your name(s) appears on this proxy. If signing as executor, administrator, trustee, guardian or attorney, please give full title when signing. If stock is registered in the names of joint owners, the proxy should be signed by each. If the stock-holder is a corporation, sign full corporate name by a duly authorized officer.


----------------------------------------
              (Signature)


----------------------------------------
              (Signature)

Dated:                            , 1999
      ----------------------------